_________________________________________________________________


               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                        FORM 8-K/A No. 1


        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 27, 1998


                         EQUIMED, INC.
     (Exact name of registrant as specified in its charter)


         Delaware                   0-27456           25-1668112
(State or other jurisdiction      (Commission       (IRS Employer
      of incorporation)           File Number)       Ident. No.)


2171 Sandy Drive, State College, PA                     16803

  (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (814) 238-0375


                              N/A

 (Former name or former address, if changed since last report.)


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Item 4.   Change's in Registrant's Certifying Accountant.

          The letter (the "Auditors' Letter") of the Registrant's former auditors (the "Former Auditors") required by Item
304(a)(3) in response to the Registrant's Current Report on Form 8-K, dated August 14, 1998 (the "Current Report"), is attached hereto as Exhibit 16.

     The Registrant continues to believe that the resignation of the Former Auditors relates principally to a fee dispute. The Registrant believes that the matters set forth in the Auditors' Letter represent an attempt by the Former Auditors to recast the events leading up to its resignation in a light favorable to its position in contrast to the facts. The matters surrounding the resignation of the Former Auditors are being addressed in litigation.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements:  NONE

     (b)  Exhibit:

          (i)  16   Accountants' letter received by the
                    Registrant pursuant to Item 304(a)(3) of Regulation S-K.

          (ii) 99   Press Release of the Registrant, dated
                    August 11, 1998.*

*  Previously filed.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              EQUIMED, INC.


Dated:  August 21, 1998        /s/ Douglas R. Colkitt
                              Douglas R. Colkitt
                              President and Chief Executive
                              Officer

                          EXHIBIT INDEX

Exhibit Number           Description

     16                  Accountant's letter received by the
                         Registrant pursuant to Item 304(a)(3) of
                         Regulation S-K.   <PAGE 3>